EXHIBIT 99.1

URSTADT BIDDLE PROPERTIES INC. SUPPLEMENTAL INFORMATION October 31, 2016

STAPLES
The Office Superstore
PARTY CITY
OLD NAVY
COCONUTS

URSTADT BIDDLE PROPERTIES INC

321 RAILROAD AVENUE GREENWICH, CT 06830
203‐863‐8200

URSTADT BIDDLE PROPERTIES INC. SUPPLEMENTAL INFORMATION October 31, 2016

TABLE OF CONTENTS

1 -	PROPERTY PORTFOLIO

2 -	INVESTMENT PROPERTY SAME STORE OPERATING INCOME – THREE AND TWELVE MONTH PERIODS ENDED October 31, 2016 AND 2015

3 -	NEW AND RENEWAL LEASING STATISTICS – ROLLING 4 QUARTERS ENDED October 31, 2016

URSTADT BIDDLE PROPERTIES INC. Property Portfolio - Detail As Of October 31, 2016

														3-Mile Radius
					Gross Leasable Area			Percentage Leased			Annualized Base Rent PSF for Leased Space			Total Population	Number of Households	Median Household Income	Average Household Income
Property Location	Property Name	Anchor Tenant's	% Owned	Year Acquired	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total
Connecticut
Stamford	Ridgeway	Stop & Shop Supermarket	100%	2002	60,000	314,000	374,000	100.00%	98.29%	98.56%	$33.71	$28.19	$29.09	131,009	50,189	$86,975	$115,118
Stratford	The Dock	Stop & Shop Supermarket / BJ's Wholesale	100%	2005	167,754	110,731	278,485	100.00%	100.00%	100.00%	$16.04	$20.85	$17.95	85,806	33,695	62,872	71,996
New Milford	New Milford Plaza	Wal-Mart / Stop & Shop Supermarket	100%	2010	177,028	58,096	235,124	100.00%	100.00%	100.00%	$6.02	$14.20	$8.04	13,962	5,470	81,914	94,523
Danbury₂	Danbury Square	Christmas Tree Shops	100%	1995	47,555	146,407	193,962	100.00%	97.55%	98.15%	$23.45	$14.66	$16.85	48,060	16,719	67,221	79,878
Darien	Goodwives	Stop & Shop Supermarket	100%	1998	42,083	53,705	95,788	100.00%	93.24%	96.21%	$29.73	$37.13	$33.75	68,808	25,006	106,579	146,491
New Milford	Veteran's Plaza	Big Y Supermarket	100%	2008	55,450	25,821	81,271	100.00%	74.90%	92.02%	$7.61	$19.59	$10.71	16,586	6,501	78,702	90,384
Orange	Orange Meadows	Trader Joe's Supermarket	100%	2003	11,553	66,153	77,706	100.00%	95.37%	96.06%	$20.72	$18.80	$19.10	50,845	20,004	77,718	93,292
Stamford	Newfield Green	Grade A Market	100%	2016	30,780	43,308	74,088	100.00%	93.12%	95.98%	$21.86	$47.28	$36.28	128,501	50,794	96,887	129,256
New Milford	Fairfield Plaza	TJ Max	100%	2011	25,257	46,730	71,987	100.00%	76.78%	84.93%	$13.00	$15.40	$14.41	15,385	6,058	79,473	92,109
Fairfield	Fairfield Center	Marshalls	100%	2011	32,714	28,939	61,653	100.00%	100.00%	100.00%	$22.28	$23.77	$22.98	39,162	13,536	145,799	192,762
Greenwich Offices	Various	Various	100%	Various	-	57,923	57,923	0.00%	91.74%	91.74%	$-	$31.36	$31.36	70,820	26,000	109,587	164,731
Ridgefield	Ridgefield	N/A	100%	1998	-	51,996	51,996	0.00%	90.87%	90.87%	$-	$23.34	$23.34	21,536	7,876	146,207	199,313
Greenwich	Cos Cob Commons	CVS	100%	2014	15,629	32,069	47,698	100.00%	95.44%	96.93%	$58.05	$36.20	$43.59	69,025	25,447	117,146	179,593
Greenwich	Kings Shopping Center	Kings Supermarket	100%	2014	18,432	20,630	39,062	100.00%	91.40%	95.46%	$25.00	$35.81	$30.46	69,025	25,447	117,146	179,593
Westport	Greens Farm	N/A	100%	2003	-	39,654	39,654	0.00%	64.44%	64.44%	$-	$28.59	$28.59	32,385	11,774	159,230	222,786
Danbury	Airport Plaza	Buffalo Wild Wings	100%	2002	8,116	24,572	32,688	100.00%	100.00%	100.00%	$26.95	$28.81	$28.35	49,025	17,097	66,458	78,825
Bethel	The Hub	Rite Aid & Nutmeg Liquors	100%	2014	21,480	9,460	30,940	100.00%	100.00%	100.00%	$20.35	$25.62	$21.96	61,425	22,020	64,551	71,708
Stamford	970 High Ridge	FedEx Offices	100%	2016	6,734	20,599	27,333	100.00%	100.00%	100.00%	$41.00	$29.46	$32.30	54,667	20,341	142,800	185,482
Greenwich	Cos Cob Plaza	Jos. A Banks Clothing	100%	2013	4,025	10,827	14,852	100.00%	84.36%	88.60%	$41.00	$45.53	$44.15	69,025	25,447	117,146	179,593
Monroe	Starbuck's Plaza	Starbucks	100%	2007	1,658	8,483	10,141	100.00%	100.00%	100.00%	$38.53	$22.05	$24.75	16,558	5,814	117,079	138,773
Greenwich	Greenwich Commons	Wells Fargo	100%	2013	2,400	7,344	9,744	100.00%	67.32%	75.37%	$80.00	$78.53	$79.01	70,820	26,000	109,587	164,731
Unionville	Friendly's - Unionville	N/A	100%	2013	2,530	-	2,530	0.00%	0.00%	0.00%	$-	$-	$-	26,353	10,340	95,338	120,209
					731,178	1,177,447	1,908,625	99.7%	94.3%	96.4%	$18.19	$25.51	$22.61
New York
Yorktown	Staples Plaza	Staples	100%	2005	15,322	105,235	120,557	100.0%	69.0%	72.9%	$16.50	$21.02	$20.23	33,270	11,759	101,560	118,703
Ossining	Arcadian	Stop & Shop Supermarket	100%	1998	64,858	72,399	137,257	100.0%	91.7%	95.6%	$12.13	$25.48	$18.88	33,939	12,450	103,805	115,540
Somers	Somers Commons	Home Goods	100%	2003	30,000	104,760	134,760	100.0%	94.5%	95.8%	$17.50	$21.56	$20.61	17,424	6,253	93,269	105,909
Carmel	Carmel ShopRite Center	ShopRite Supermarket	100%	1995	48,806	80,078	128,884	100.0%	93.1%	95.7%	$12.00	$15.25	$13.97	18,825	7,326	119,110	143,797
Somers	Towne Centre at Somers	CVS	100%	1999	14,013	66,401	80,414	100.0%	86.1%	88.5%	$31.07	$29.60	$29.89	34,668	11,883	104,300	127,658
Orangeburg	Orangetown Shopping Center	CVS	34%	2012	12,410	61,849	74,259	100.0%	87.2%	89.3%	$28.29	$18.38	$20.23	111,440	42,193	146,297	186,590
Eastchester	Eastchester Mall	Acme Supermarket	100%	1997	29,754	40,132	69,886	100.0%	100.0%	100.0%	$10.00	$34.98	$24.34	227,135	87,166	66,880	80,041
Yonkers	McLean Shopping Center	Acme Supermarket	54%	2014	35,000	22,989	57,989	100.0%	100.0%	100.0%	$2.09	$46.63	$19.75	555,073	205,526	52,527	63,144
Rye	Rye Portfolio	N/A	100%	2004	-	38,782	38,782	0.0%	100.0%	100.0%	$-	$35.44	$35.44	80,165	28,103	106,604	153,053
Briarcliff Manor	Chilmark	CVS	100%	2001	13,900	32,838	46,738	100.0%	76.5%	83.5%	$36.00	$34.52	$35.05	55,048	18,220	121,825	150,372
Ossining	Rockledge	Westchester Community College	100%	1999	12,558	16,449	29,007	100.0%	100.0%	100.0%	$17.25	$21.42	$19.62	40,811	13,705	112,272	133,681
Katonah	Village Commons	Katonah Pharmacy	100%	2010	2,836	25,152	27,988	100.0%	92.7%	93.5%	$41.50	$40.66	$40.75	14,947	4,894	131,557	182,505
Harrison	Harrison Shopping Center	Key Food	100%	2015	12,018	14,175	26,193	100.0%	100.0%	100.0%	$22.00	$38.36	$30.85	69,000	24,883	126,551	193,039
Pelham	Pelham	Mason Supermarket	100%	2006	10,000	14,915	24,915	100.0%	92.5%	95.5%	$20.00	$38.95	$30.99	297,881	112,401	61,377	76,864
Eastchester	Eastchester Plaza	CVS	100%	2012	13,506	10,195	23,701	100.0%	100.0%	100.0%	$30.50	$37.64	$33.57	176,909	68,597	107,873	134,690
Bronxville & Yonkers	N/A	People's United Bank / JP Morgan Chase Bank	100%	2008 & 2009	16,527	2,278	18,805	100.0%	100.0%	100.0%	$27.25	$31.50	$27.77	254,868	97,349	77,713	95,179
Somers	Heritage 202	Putnam County Savings Bank	100%	1992	3,184	16,074	19,258	100.0%	100.0%	100.0%	$45.50	$27.51	$30.48	19,978	7,698	117,392	141,086
Carmel	Friendly's - Carmel	N/A	100%	2013	-	3,660	3,660	0.0%	0.0%	0.0%	$-	$-	$-	19,094	6,802	90,862	104,003
Kingston	Kingston	Taste of Italy	100%	2013	3,372	-	3,372	100.0%	0.0%	100.0%	$25.65	$-	$25.65	19,113	7,864	49,465	59,514
					338,064	728,361	1,066,425	100.0%	88.8%	92.4%	$16.86	$26.54	$23.22

New Jersey
Midland Park	Midland Park Shopping Center	Kings Supermarket	100%	2015	29,550	100,775	130,325	100.0%	93.8%	95.2%	$21.29	$22.10	$21.91	106,870	38,585	130,986	166,242
Pompton Lakes	Pompton Lakes Town Square	N/A	100%	2015	62,845	62,368	125,213	0.0%	85.6%	42.6%	$-	$23.43	$23.43	50,024	18,960	97,398	113,230
New Providence	Village Shopping Center	Acme Supermarket	100%	2013	45,464	63,163	108,627	100.0%	96.8%	98.1%	$21.75	$32.06	$27.66	61,922	22,078	144,650	188,830
Newark	Ferry Plaza	Acme Supermarket	84%	2008	63,433	44,435	107,868	100.0%	87.4%	94.8%	$20.12	$28.39	$23.26	217,910	72,283	42,507	51,497
Wayne	Valley Ridge	Wayne Natural Food Market	100%	1992	36,000	66,125	102,125	100.0%	89.8%	93.4%	$17.00	$31.19	$25.83	44,589	15,684	89,700	106,009
Emerson	Shop Rite Plaza	ShopRite Supermarket	100%	2007	53,450	39,212	92,662	100.0%	75.9%	89.8%	$9.20	$24.30	$14.60	93,236	32,727	107,812	122,143
Kinnelon	Meadtown Shopping Center	Marshall's	100%	2015	24,511	52,360	76,871	100.0%	97.7%	98.4%	$16.00	$24.04	$21.43	28,448	11,350	97,449	111,201
Bloomfield	Bloomfield Crossing	Walgreen's / Food World	100%	2014	42,548	16,688	59,236	100.0%	100.0%	100.0%	$11.82	$30.69	$17.13	285,076	107,498	64,739	78,256
Boonton	Boonton Acme Center	Acme Supermarket	100%	2014	49,463	13,278	62,741	100.0%	100.0%	100.0%	$19.21	$31.71	$21.85	44,917	16,884	106,868	129,527
Wyckoff	Cedar Hill Shopping Center	Walgreen's	100%	2015	15,960	27,410	43,370	100.0%	100.0%	100.0%	$22.46	$28.54	$26.30	82,600	29,960	128,250	171,576
Waldwick	Waldwick Rite Aid	Rite Aid	100%	2007	20,000	-	20,000	100.0%	0.0%	100.0%	$22.62	$-	$22.62	76,754	27,193	142,405	185,006
Bernardsville	Bernards Square Office Building	N/A	100%	2013	-	14,405	14,405	0.0%	73.0%	73.0%	$-	$26.91	$26.91	19,059	6,593	145,235	207,918
Chester	Rainbow Childcare Center	Rainbow Child Care Center	100%	2013	9,120	-	9,120	100.0%	0.0%	100.0%	$18.00	$-	$18.00	9,447	3,218	164,650	250,629
Bloomfield	Friendly's - Bloomfield	Friendly's	100%	2013	2,630	-	2,630	100.0%	0.0%	100.0%	$41.33	$-	$41.33	191,823	73,393	83,381	102,344
Fort Lee	H-Mart Plaza	H-Mart	100%	2015	7,000	-	7,000	100.0%	0.0%	100.0%	$38.11	$-	$38.11	35,345	16,371	52,334	86,489
Hillsdale	Friendly's - Hillsdale	Friendly's	100%	2013	2,457	-	2,457	100.0%	0.0%	100.0%	$32.61	$-	$32.61	76,705	27,153	119,354	136,990
					464,431	500,219	964,650	86.5%	91.2%	88.91%	$18.11	$26.76	$22.71

New Hampshire
Newington	Newington Plaza	Savers	100%	1979	27,167	74,893	102,060	100.0%	84.4%	88.6%	$10.80	$17.45	$15.45	17,701	8,590	64,817	76,847

Total Consolidated					1,560,840	2,480,920	4,041,760	95.8%	91.8%	93.33%	$17.74	$25.83	$22.62

Unconsolidated Joint Ventures
Scarsdale, NY	Midway Shopping Center	ShopRite Supermarket	12%	2010	73,758	176,009	249,767	100.0%	98.9%	99.2%	$15.65	$32.40	$27.42	114,418	43,359	132,018	162,698
Carmel, NY	Putnam Plaza	Tops Markets	67%	2010	60,858	128,536	189,394	100.0%	96.1%	97.4%	$6.94	$18.35	$14.58	19,114	6,812	90,765	103,841
Riverhead, NY	Gateway Plaza	Walmart	50%	2014	167,951	30,500	198,451	100.0%	86.9%	97.98%	$6.15	$25.19	$8.75	16,475	6,032	61,909	70,656
Montvale, NJ	Chestnut Ridge	The Fresh Market Inc.	50%	2013	19,205	57,130	76,335	100.0%	100.0%	100.0%	$23.40	$31.98	$29.82	52,743	18,568	135,691	162,154
Spring Valley, NY	Plaza 59	Spring Valley Foods Inc.	50%	2013	3,355	21,000	24,355	100.0%	92.9%	93.8%	$40.86	$33.57	$34.64	88,092	28,853	92,610	105,302
Riverhead, NY	Applebee's Plaza	Applebee's	50%	2014	5,363	7,206	12,569	100.0%	100.0%	100.0%	$26.90	$29.00	$28.10	16,475	6,032	61,909	70,656
Total Unconsolidated					330,490	420,381	750,871	100.0%	97.1%	98.35%	$10.11	$27.61	$19.78
										97.7%
Total Core Portfolio					1,891,330	2,901,301	4,792,631	96.5%	92.5%	94.12%	$16.36	$26.10	$22.16

Property Under Development
White Plains	Westchester Pavilion	N/A	100%	2003	-	189,215	189,215	0.0%	0.0%	0.0%	$-	$-	$-	104,063	40173	104,821	132,219

Total Portfolio					1,891,330	3,090,516	4,981,846

Note 1 - Demographics provided by Applied Geographic Solutions, 4/2013
Note 2 - Leased square footage includes 65,700 of square feet for Toy's "R" Us and Babies "R" Us at zero rent

URSTADT BIDDLE PROPERTIES INC. Core Portfolio Same-Store Operating Income Disclosure (in thousands, except for number of properties and percentages)

	Year Ended October 31,			Three Months Ended October 31,
	2016	2015	% Change	2016	2015	% Change
Same-Store Operating Results:

Number of Properties (Notes 3 and 4)	59			59

Revenue (Note 2)
Minimum Rent	$72,165	$71,358	1.1%	$18,280	$17,904	2.1%
Recoveries from tenants	22,909	24,925	-8.1%	6,042	5,618	7.6%
Other property income	1,058	1,170	-9.5%	238	354	-32.8%
	96,132	97,453	-1.4%	24,560	23,876	2.9%

Expenses
Property operating	11,108	12,649	-12.2%	2,964	2,887	2.7%
Property taxes	15,630	15,335	1.9%	3,970	3,933	0.9%
Other non-recoverable operating expenses	1,861	2,076	-10.4%	479	577	-17.0%
	28,599	30,060	-4.9%	7,413	7,397	0.2%

Same-Store Net Operating Income	$67,533	$67,393	0.2%	$17,147	$16,479	4.1%

Other reconciling items:
Other non same-property net operating income	12,074	9,698		5,550	2,176
Other Interest income	169	110		47	35
Consolidated lease termination income	618	472		238	325
Consolidated amortization of above and below market leases	157	415		15	(162)
Consolidated straight line rent income	1,902	1,551		123	553
Equity in net income of unconsolidated joint ventures	2,019	1,941		535	527
Taxable REIT subsidiary income/(loss)	(921)	(828)		(466)	(286)
Solar income/(loss)	(72)	(104)		(3)	73
Storage income/(loss)	353	66		109	50
Interest expense	(12,983)	(13,475)		(3,232)	(3,364)
General and administrative expenses	(9,284)	(8,576)		(2,144)	(2,083)
Provision for tenant credit losses	(1,161)	(1,271)		(326)	(533)
Directors fees and expenses	(318)	(330)		(83)	(69)
Acquisition costs (non included in net operating income)	(412)	(2,068)		(207)	(48)
Depreciation and amortization	(23,025)	(22,435)		(6,223)	(5,601)
Adjustment for intercompany expenses and other	(2,044)	(2,724)		(531)	(663)

Total other -net	(32,928)	(37,558)		(6,598)	(9,070)
Income from continuing operations	34,605	29,835	16.0%	10,549	7,409	42.4%
Gain on sale of real estate	-	20,377		-	20,377
Net income	34,605	50,212	-31.1%	10,549	27,786	-62.0%
Net income attributable to noncontrolling interests	(889)	(948)		(230)	(220)
Net income attributable to Urstadt Biddle Properties Inc.	33,716	49,264	-31.6%	10,319	27,566	-62.6%

Same-Store Operating Expense Ratio (Note 1)	85.7%	89.1%	-3.8%	87.1%	82.4%	5.8%

Note	1 - Represents the percentage of property operating expense and real estate tax expense recovered from tenants under operating leases

Note	2 - Excludes straight line rent, above/below market lease rent, lease termination income

Note	3 - Includes only properties owned for the entire period of both periods presented

Note
4 - Beginning in fiscal 2015 the above analysis does not include our Westchester Pavilion property as that property is under re-development and we are vacating the property to accomplish the redevelopment

Non-GAAP Financial Measure - Net Operating Income:
We present Net Operating Income ("NOI"), which is a non-GAAP financial measure. The most directly comparable GAAP financial measure is income from continuing operations which, to calculate NOI, is adjusted to add back depreciation and amortization, general and administrative expense, interest expense, amortization of above and below-market lease intangibles and to exclude straight-line rent adjustments, investment income, equity in net income of unconsolidated joint ventures, gain/loss on sale of operating properties and other income. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Our management also uses NOI to evaluate property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from income from continuing operations. NOI excludes certain components from net income attributable to Urstadt Biddle Properties Inc. in order to provide results that are more closely related to a property's results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with income from continuing operations as presented in our consolidated financial statements. NOI should not be considered as an alternative to income from continuing operations as an indication of our performance or to cash flows as a measure of liquidity or our ability to make dividend payments.

URSTADT BIDDLE PROPERTIES INC. Leasing Activity Rolling Last 4 Quarters ended October 31, 2016

	Leases	Square	New Rent	Prior Rent	Cash Basis
	Signed	Feet	Per Sq. Ft (a)	Per Sq. Ft. (a)	Change

Total Comparable Leases:
4th Quarter 2016	44	111,257	$24.53	$24.01	2.1%
3rd Quarter 2016	41	65,386	$29.16	$29.69	-1.8%
2nd Quarter 2016	41	144,715	$22.57	$19.85	13.7%
1st Quarter 2016	28	90,120	$25.46	$25.26	0.8%
Totals	154	411,478	$24.78	$23.73	4.4%

New Leases - Comparable:
4th Quarter 2016	12	16,452	$24.23	$29.33	-17.4%
3rd Quarter 2016	12	16,439	$36.30	$37.08	-2.1%
2nd Quarter 2016	21	112,690	$19.19	$15.78	21.6%
1st Quarter 2016	7	41,987	$21.63	$22.96	-5.8%
Totals	52	187,568	$21.68	$20.44	6.0%

Renewals - Comparable:
4th Quarter 2016	32	94,805	$24.58	$23.09	6.5%
3rd Quarter 2016	29	48,947	$26.76	$27.21	-1.7%
2nd Quarter 2016	20	32,025	$34.49	$34.18	0.9%
1st Quarter 2016	21	48,133	$28.79	$27.27	5.6%
Totals	102	223,910	$27.38	$26.48	3.4%

(a) New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq.
ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.
(b) Includes tenant allowance and landlord work. Excludes first generation space.

3